Exhibit 10.3

EXECUTION COPY

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

KONARED CORPORATION

Warrant

Original Issue Date: January 28, 2014

Warrant No. VDF1-01-28-14

THIS IS TO CERTIFY THAT VDF FutureCeuticals, Inc., or registered assigns, is entitled, at any time prior to the Expiration Date (such term, and certain other capitalized terms used herein being hereinafter defined), to purchase from KonaRed Corporation, a Nevada corporation (the “Company”), shares of Common Stock representing ten percent (10%) of the Fully Diluted Outstanding shares of Common Stock of the Company (subject to adjustment as provided herein), at a purchase price of $0.001 per share (the “Exercise Price”), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.             DEFINITIONS

As used in this Warrant, the following terms have the respective meanings set forth below:

“After-Tax Basis” when referring to a payment that is required hereunder (the “target amount”), shall mean a total payment (the “total amount”) that, after deduction of all federal, state and local taxes that are required to be paid by the recipient in respect of the receipt or accrual of such total amount, is equal to the target amount.

 “Appraised Value” per share of Common Stock as of a date specified herein shall mean the value of such a share as of such date as determined by an investment bank of nationally recognized standing selected by the Holder and reasonably acceptable to the Company.  If the investment bank selected by the Holder is not reasonably acceptable to the Company, and the Company and the Holder cannot agree on a mutually acceptable investment bank, then the Company and the Holder shall each choose one such investment bank and the respective chosen firms shall jointly select a third investment bank, which shall make the determination.  The Company shall pay the costs and fees of each such investment bank (including any such investment bank selected by the Holder), and the decision of the investment bank making such determination of Appraised Value shall be final and binding on the Company and all affected holders of Warrants or Warrant Stock.  Such Appraised Value shall be determined as a pro rata portion of the value of the Company taken as a whole, based on the higher of (A) the value derived from a hypothetical sale of the entire Company as a going concern by a willing seller to a willing buyer (neither acting under any compulsion) and (B) the liquidation value of the entire Company.  No discount shall be applied on account of (i) any Warrants or Warrant Stock representing a minority interest, (ii) any lack of liquidity of the Common Stock or the Warrants, (iii) the fact that the Warrants or Warrant Stock may constitute “restricted securities” for securities law purposes or (iv) any other grounds.

“Articles of Incorporation” shall mean the articles of incorporation of the Company, as amended.

“Book Value” per share of Common Stock as of a date specified herein shall mean the consolidated book value of the Company and its Subsidiaries as of such date divided by the number of shares of Common Stock Outstanding on such date.  Such book value shall be determined in accordance with GAAP, except that there shall be no reduction in such book value by reason of any amount that may be required either as an offset to or reserve against retained earnings or as a deduction from book value as a result of the issuance, existence, anticipated exercise of, or anticipated cost to the Company of the repurchase of, any of the Warrants.

“Business Day” shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

“Bylaws” shall mean the bylaws of the Company, as amended.

“Change of Control” shall mean (a) any sale, transfer, lease or license of all or substantially all of the assets of the Company in a transaction or series of related transactions, (b) any merger, consolidation or reorganization that results in any Person or group of Persons acting in concert (other than Shaun Roberts, Dana Roberts and/or any trust set up solely for the benefit of Shaun Roberts or Dana Roberts and/or their descendents) owning in excess of 50% of the outstanding voting power of the Company, (c) any issuance or sale or series of issuances or sales of capital stock of the Company by the Company or any holder of such capital stock that results in any Person or group of Persons acting in concert (other than Shaun Roberts, Dana Roberts and/or any trust set up solely for the benefit of Shaun Roberts or Dana Roberts and/or their descendents) owning in excess of 50% of the outstanding voting power of the Company or (d) the voluntarily or involuntarily dissolution or liquidation of the Company or winding up of the Company’s affairs, or the taking by the Company of any action to effect any of the foregoing.

“Commission” shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

“Common Stock” shall mean (except where the context otherwise indicates) the Common Stock of the Company, par value $0.001 per share, as constituted on the Original Issue Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of any Common Stock upon any reclassification thereof which is also not preferred as to dividends or liquidation over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring Person (as defined in Section 4.5 hereof) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.5 hereof.

“Company” means KonaRed Corporation, a Nevada corporation, and any successor corporation, including any successor by virtue of a transaction described in Section 4.1.

“Company Default” means (a) the breach of any warranty or the inaccuracy at the time when made of any representation made by the Company herein or (b) the failure by the Company to comply with any covenant of the Company contained herein.

“Convertible Securities” shall mean evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for, with or without payment of additional consideration in cash or property, shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

“Current Market Price” shall mean as of any specified date the average of the daily market prices of the Common Stock of the Company for the shorter of (x) the twenty (20) consecutive Business Days immediately preceding such date or (y) the period commencing on the Business Day next following the first public announcement of any event giving rise to an adjustment of the Exercise Price pursuant to Section 4 below and ending on such date.  The “daily market price” for each such Business Day shall be: (i) if the Common Stock is then listed on a national securities exchange, the last sale price, regular way, on such day on the principal stock exchange or market system on which such Common Stock is then listed or admitted to trading, or, if no such sale takes place on such day, the average of the closing bid and asked prices for the Common Stock on such day as reported on such stock exchange or market system or (ii) if the Common Stock is not then listed or admitted to trading on any national securities exchange but is traded over-the-counter, the average of the closing bid and asked prices for the Common Stock as reported on the OTC Bulletin Board.

“Designated Office” shall have the meaning set forth in Section 11 hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exercise Date” shall have the meaning set forth in Section 2.2(a) hereof.

“Exercise Notice” shall have the meaning set forth in Section 2.2(a) hereof.

“Exercise Period” shall mean the period during which this Warrant is exercisable pursuant to Section 2.1 hereof.

“Exercise Price” shall mean, in respect of a share of Common Stock at any date herein specified, the initial Exercise Price set forth in the preamble of this Warrant.

“Expiration Date” shall mean the fifteen anniversary of the Original Issue Date.

“Fair Value” per share of Common Stock as of any specified date shall mean the higher of (i) the Book Value per share of Common Stock as of such date and (ii) (A) if the Common Stock is publicly traded on such date, the Current Market Price per share or (B) if the

Common Stock is not publicly traded on such date, (1) the fair market value per share of Common Stock as determined in good faith by the Board of Directors of the Company and set forth in a written notice to each Holder or (2) if any such Holder objects in writing to such price as determined by the Board of Directors within thirty (30) days after receiving notice of same, the Appraised Value per share as of such date.

“Fully Diluted Outstanding” shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock Outstanding on such date and all shares of Common Stock issuable in respect of (x) the Warrants outstanding on such date, (y) any Convertible Securities outstanding on such date and (z) any other Stock Purchase Rights outstanding on such date, in each case regardless of whether or not the conversion, exchange, subscription or purchase rights associated with such Convertible Securities or Stock Purchase Rights are presently exercisable.

“GAAP” shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

“Holder” shall mean the Person in whose name the Warrant set forth herein is registered on the books of the Company maintained for such purpose.

“Lien” shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction).

“NASDAQ” shall mean the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market or any successor reporting system.

“Opinion of Counsel” means a written opinion of counsel (who may be an employee of a Holder) experienced in Securities Act matters chosen by the holder of this Warrant or Warrant Stock issued upon the exercise hereof and reasonably acceptable to the Company.

“Original Issue Date” shall mean the date on which the Original Warrant was issued, as set forth on the cover page of this Warrant.

“Original Warrant” shall mean the Warrants originally issued by the Company on the Original Issue Date to VDF FutureCeuticals, Inc.

“Other Property” shall have the meaning set forth in Section 4.1 hereof.

“Outstanding” shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any Subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

“Person” shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

“Restricted Common Stock” shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 8.1(a) hereof.

“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Share Withholding Option” has the meaning set forth in Section 2.2(c) hereof.

“Subsidiary” means any corporation or association (a) more than 50% (by number of votes) of the voting stock of which is at the time owned by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries, or any other business entity in which the Company or one or more Subsidiaries or the Company and one or more Subsidiaries own more than a 50% interest either in the profits or capital of such business entity or (b) whose net earnings, or portions thereof, are consolidated with the net earnings of the Company and are recorded on the books of the Company for financial reporting purposes in accordance with GAAP.

“Transfer” shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a “sale” thereof within the meaning of the Securities Act.

“Warrant Exercise Event” shall mean (i) the Company reports $25,000,000 or more of gross sales in any fiscal year in its audited financial statements for such fiscal year, (ii) the Company has a class of securities listed for trading on the New York Stock Exchange, the American Stock Exchange or NASDAQ, (iii) the Company maintains an aggregate market capitalization of the Company’s outstanding capital stock of at least $125,000,000 for twenty (20) consecutive trading days based on the closing prices for the Common Stock as reported on the OTC Bulletin Board or (iv) a Change of Control (provided, that with respect to a Warrant Exercise Event resulting from a Change of Control, the Warrant Exercise Event shall be deemed to occur immediately prior to the occurrence of the Change of Control).

“Warrants” shall mean the Original Warrant and all warrants issued upon transfer of, or in substitution for, such Original Warrant or any other such Warrant.

“Warrant Price” shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1 hereof, multiplied by (ii) the Exercise Price.

“Warrant Stock” generally shall mean the shares of Common Stock issued, issuable or both (as the context may require) upon the exercise or Warrants until such time as such shares of Common Stock have either been (i) Transferred in a public offering pursuant to a registration statement filed under the Securities Act or (ii) Transferred in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof with all transfer restrictions and restrictive legends with respect to such Common Stock being removed in connection with such transaction.

2.             EXERCISE OF WARRANT

2.1.  Term.

(a)  From and after the occurrence of any Warrant Exercise Event and until 5:00 P.M., New York time, on the Expiration Date, the Holder may at its option exercise this Warrant, on any Business Day, for all of the number of shares of Common Stock purchasable hereunder (as determined pursuant to Section 2.2 below).

(b)  The Company shall give the Holder written notice of a Warrant Exercise Event and the expiration of the Exercise Period not less than thirty (30) days but not more than ninety (90) days prior to such Warrant Exercise Event or the end of the Exercise Period, as applicable.

2.2.  Manner of Exercise.

(a)  In order to exercise this Warrant, the Holder shall (i) deliver to the Company at the Designated Office a written notice of the Holder’s election to exercise this Warrant (an “Exercise Notice”), which Exercise Notice shall be irrevocable, together with this Warrant and (ii) pay to the Company the Warrant Price (the date on which both such delivery and payment shall have first taken place being hereinafter sometimes referred to as the “Exercise Date”).  Such Exercise Notice shall be in the form of the subscription form appearing at the end of this Warrant as Annex A, duly executed by the Holder or its duly authorized agent or attorney.  This Warrant may be exercised only in whole and not in part.

(b)  Upon receipt of such Exercise Notice, Warrant and payment, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereafter provided.  The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice and shall be registered in the name of the Holder or such other name as shall be designated in the Exercise Notice.  This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the Exercise Date.

(c)  Payment of the Warrant Price shall be made at the option of the Holder by one or more of the following methods: (i) by delivery of a certified or official bank check in the amount of such Warrant Price or by wire transfer of immediately available funds to an account designated in writing to the Company, (ii) by instructing the Company to withhold a number of shares of Warrant Stock then issuable upon exercise of this Warrant with an aggregate Fair

Value equal to such Warrant Price (the “Share Withholding Option”), (iii) by surrendering to the Company shares of Common Stock previously acquired by the Holder with an aggregate Fair Value equal to such Warrant Price or (iv) any combination of the foregoing.  In the event of any withholding of Warrant Stock or surrender of Common Stock pursuant to clause (ii) or (iii) above where the number of shares whose Fair Value is equal to the Warrant Price is not a whole number, the number of shares withheld by or surrendered to the Company shall be rounded up to the nearest whole share, and the Company shall make a cash payment to the Holder based on the incremental fraction of a share being so withheld by or surrendered to the Company in an amount determined in accordance with Section 2.3 hereof.

2.3.  Payment of Taxes.  All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, issued without violation of any preemptive or similar rights of any stockholder of the Company and free and clear of all Liens (other than any created by actions of the Holder).  The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery thereof, except for taxes on income or gains imposed by law upon the Holder.

2.4.  Fractional Shares.  The Company shall not issue any fractional shares of Common Stock upon exercise of the Warrant.  If exercise of this Warrant would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share up to the nearest whole share.

2.5.  The Company shall cause the shares of Warrant Stock, immediately upon such exercise, to be listed on any domestic securities exchange upon which shares of Common Stock or other securities constituting shares of Warrant Stock are listed at the time of such exercise.

2.6.  Conditional Exercise.  Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or a sale of the Company (pursuant to a merger, sale of stock, or otherwise), such exercise may at the election of the Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

3.             TRANSFER, DIVISION AND COMBINATION

3.1.  Transfer.  Subject to compliance with Section 8 hereof, each transfer of this Warrant and all rights hereunder shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with a written assignment of this Warrant in the form of Annex B hereto duly executed by the Holder or its agent or attorney.  Upon such surrender and delivery, the Company shall, subject to Section 8, execute and deliver a new Warrant in the name of the assignee specified in such instrument of assignment, and this Warrant shall promptly be cancelled.  A Warrant, if properly assigned in compliance with Section 8, may be exercised by the new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

3.2.  Expenses.  The Company shall prepare, issue and deliver at its own expense any new Warrant required to be issued under this Section 3.

3.3.  Maintenance of Books.  The Company agrees to maintain, at the Designated Office, books for the registration and transfer of this Warrant.

4.             ADJUSTMENT PROVISIONS

The number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 4.

4.1.  Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.  In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another Person (where the Company is not the surviving Person or where there is any change whatsoever in, or distribution with respect to, the Outstanding Common Stock of the Company), sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another Person or enter into any other similar transaction and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, (i) shares of common stock of the successor or acquiring Person or of the Company (if it is the surviving Person) or (ii) any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring Person (“Other Property”) are to be received by or distributed to the holders of Common Stock of the Company who are holders immediately prior to such transaction, then the Holder of this Warrant shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring Person or of the Company, if it is the surviving Person, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event.  In such event, the aggregate Exercise Price otherwise payable for the shares of Common Stock issuable upon exercise of this Warrant shall be allocated among the shares of common stock and Other Property receivable as a result of such reorganization, reclassification, merger, consolidation or disposition of assets in proportion to the respective fair market values of such shares of common stock and Other Property as determined in good faith by the Board of Directors of the Company.  In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be reasonably deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of any shares of the common stock of such successor or acquiring corporation for which this Warrant thus becomes exercisable, which modifications shall be as equivalent as practicable to the adjustments provided for in this Section 4.  For purposes of this Section 4.1, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class that is not preferred as to dividends or assets over any other class of stock of such corporation and that is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.  The foregoing provisions of this Section 4.1 shall similarly apply to successive reorganizations, reclassification, mergers, consolidations or disposition of assets.

Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 4.1, the Holder shall have the right to elect prior to the consummation of such event or transaction, to give effect to the exercise rights contained in Section 2, if applicable, instead of giving effect to the provisions contained in this Section 4.1 with respect to this Warrant.

4.2.  Other Dilutive Events.  In case any event shall occur as to which the other provisions of this Section 4 are not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof, then, in each such case, the Holder may select an independent banking firm of nationally recognized standing and reasonably acceptable to the Company to make a determination as to the adjustment, if any, required to be made on a basis consistent with the essential intent and principles established herein as a result of such event in order to preserve the purchase rights represented by the Warrants.  If the investment bank selected by the Holder is not reasonably acceptable to the Company, and the Company and the Holder cannot agree on a mutually acceptable investment bank, then the Company and the Holder shall each choose one such investment bank and the respective chosen firms shall jointly select a third investment bank, which shall make the determination.  The Company shall pay the costs and fees of each such investment bank (including any such investment bank selected by the Holders), and the decision of the investment bank making such determination shall be final and binding on the Company and all affected holders of Warrants or Warrant Stock.  Promptly after receipt of the opinion of such investment bank as to any such required adjustments, the Company shall take any actions necessary to implement same.

4.3.  Other Provisions Applicable to Adjustments Under this Section.  The following provisions shall be applicable to the adjustments provided for pursuant to this Section 4:

(a)  When Adjustments To Be Made.  The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring such an adjustment shall occur.  For the purpose of any such adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

(b)  Maximum Exercise Price.  At no time shall the Exercise Price per share of Common Stock exceed the amount set forth in the first paragraph of the preamble of this Warrant.

(c)  Notice of Adjustments.  Whenever any adjustment pursuant to this Section 4 shall be made, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, after giving effect to such adjustment or change.  The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 13.2.  The Company shall keep at its principal office or at the Designated Office, if different, copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective transferee of a Warrant designated by a Holder thereof.

(d)  Independent Application.  Except as otherwise provided herein, all subsections of this Section 4 are intended to operate independently of one another (but without duplication).  If an event occurs that requires the application of more than one subsection, all applicable subsections shall be given independent effect without duplication.

5.             NO IMPAIRMENT

The Company shall not by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment.  Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of all Liens, and shall use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction over it as may be necessary to enable the Company to perform its obligations under this Warrant.

6.             RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

From and after the Original Issue Date, the Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants.  All shares of Common Stock issuable pursuant to the terms hereof, when issued upon exercise of this Warrant with payment therefor in accordance with the terms hereof, shall be duly and validly issued and fully paid and nonassessable, not subject to preemptive rights and shall be free and clear of all Liens.  If any shares of Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority under any federal or state law (other than under the Securities Act or any state securities law) before such shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.

7.             NOTICE OF CORPORATE ACTIONS; TAKING OF RECORD; TRANSFER BOOKS

7.1.  Notices of Corporate Actions.  In the event of: (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or distribution, or any right to subscribe for, purchase or otherwise acquire any shares of capital stock of any class or any other securities, (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer or other disposition of all or substantially all the assets of the Company to another Person, (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, (d) any amendment of the Articles of Incorporation or (e) any registration or public offering of Common Stock, the Company shall mail to each Holder of a Warrant in accordance with the provisions of Section 13.2 hereof a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, disposition, dissolution, liquidation or winding-up is to take place, the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or Other Property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, disposition, dissolution, liquidation or winding-up and a description in reasonable detail of the transaction.  Such notice shall be mailed to the extent practicable at least thirty (30), but not more than ninety (90) days prior to the date therein specified.  In the event that the Company at any time sends any other notice to the holders of its Common Stock, it shall concurrently send a copy of such notice to each Holder of a Warrant.

7.2.  Closing of Transfer Books.  The Company shall not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

8.             TRANSFER

The Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 8.

8.1.  Restrictive Legends.

(a)  Except as otherwise provided in this Section 8, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with two legends in substantially the following forms:

“THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.”

(b)  Except as otherwise provided in this Section 8, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN

THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.”

8.2.  Termination of Securities Law Restrictions.  Notwithstanding the foregoing provisions of Section 8 and the legend requirements of Section 8.1 shall terminate as to any particular Warrant or shares of Restricted Common Stock when the Company shall have received from the holder thereof an Opinion of Counsel to the effect that such legend is not required in order to ensure compliance with the Securities Act.  Whenever the restrictions imposed by Section 8.1 shall terminate as to this Warrant, as hereinabove provided, the Holder hereof shall be entitled to receive from the Company, at the expense of the Company, a new Warrant not bearing such restrictive legend set forth in Section 8.1(b).

Wherever the restrictions imposed by this Section shall terminate as to any share of Restricted Common Stock, as hereinabove provided, the holder thereof shall be entitled to receive from the Company, at the Company’s expense, a new certificate representing such Common Stock not bearing the restrictive legend set forth in Section 8.1(a).

8.3.  Listing on Securities Exchange.  If the Company shall list any shares of Common Stock on any securities exchange, it shall at its expense, to the extent permitted by the rules of such securities exchange, list thereon, maintain and, when necessary, increase such listing of, all shares of Warrant Stock issued or, to the extent permissible under the applicable securities exchange rules, issuable upon the exercise of this Warrant.

9.             SUPPLYING INFORMATION; RULE 144

The Company shall cooperate with each holder of a Warrant and each holder of Warrant Stock in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or shares of Warrant Stock.  The Company shall use its best efforts to at all times make public information available so as to afford the holders of the Warrants and the Warrant Stock the benefits of Rule 144 of the Commission in connection with resales, and upon request of any Holder shall provide such Holder with such financial statements, reports and other information as may be required to permit such Holder to sell Warrants or shares of Warrant Stock to one or more “Qualified Institutional Buyers” under Rule 144A of the Commission, in each case as such Rule may be amended from time to time or replaced or supplemented by any similar rule or regulation hereafter adopted by the Commission.

10.           LOSS OR MUTILATION

Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and an indemnity reasonably satisfactory to it (it being understood that the written indemnification agreement or affidavit of loss of the Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, however, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

11.           OFFICE OF THE COMPANY

As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency, which may be the principal executive offices of the Company (the “Designated Office”), where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.  Such Designated Office shall initially be the office of the Company at 2829 Ala Kalani Kaumaka St., Suite F-133 Koloa, HI 96756.  The Company may from time to time change the Designated Office to another office of the Company or its agent within the United States by notice given to all registered holders of Warrants at least ten (10) Business Days prior to the effective date of such change.

12.           FINANCIAL AND BUSINESS INFORMATION

Until the Expiration Date, the Company shall deliver to each holder of Warrants or of Warrant Stock one copy of each of the following items:

(i)  as soon as available, and in any event within forty-five (45) days after the end of each of the first three quarters of each fiscal year, unaudited interim consolidated balance sheets of the Company and its Subsidiaries as at the end of such quarter and the related consolidated statements of income, cash flow, stockholders equity and changes in financial position of the Company and its Subsidiaries as at the end of and for such quarter, setting forth in each case in comparative form the corresponding figures for and as at the end of the corresponding quarter of the preceding fiscal year, all in reasonable detail and certified by a principal financial officer of the Company, as prepared in accordance with GAAP consistently applied (subject to year end adjustments and the absence of footnotes), and fairly presenting the consolidated financial position and results of operations of the Company and its Subsidiaries for such periods;

(ii)  within ninety (90) days after the end of each fiscal year of the Company, consolidated balance sheets of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of income, stockholders’ equity and changes in financial position of the Company and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the consolidated figures for the previous fiscal year, all in reasonable detail and accompanied by a report thereon of independent public accountants of recognized national standing selected by the Company, which report shall state that such consolidated financial statements present fairly the financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and changes in their financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise specified in such report) and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

(iii)  promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available by the Company to the holders of any class of its securities generally or by any Subsidiary of the Company to the holders of any class of its securities generally; and

(iv)  with reasonable promptness, such other information relating to the Company and its Subsidiaries as the Holder may, from time to time, reasonably request.

13.           MISCELLANEOUS

13.1.  Nonwaiver.  No course of dealing or any delay or failure to exercise any right hereunder on the part of the Company or the Holder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such Person.

13.2.  Notice Generally.  Any notice, demand, request, consent, approval, declaration, delivery or communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

(a)  if to any Holder of this Warrant or holder of Warrant Stock issued upon the exercise hereof, at its last known address appearing on the books of the Company maintained for such purpose;

(b)  if to the Company, at its Designated Office;

or at such other address as may be substituted by notice given as herein provided.  The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice.  Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail, or one (1) Business Day after the same shall have been delivered to Federal Express or another overnight courier service.

13.3.  Indemnification.  The Company shall indemnify, save and hold harmless the Holder hereof and the holders of any Warrant Stock issued upon the exercise hereof from and against any and all liability, loss, cost, damage, reasonable attorneys’ and accountants’ fees and expenses, court costs and all other out-of-pocket expenses incurred in connection with or arising from a Company Default.  This indemnification provision shall be in addition to the rights of such Holder or holders to bring an action against the Company for breach of contract based on such Company Default.

13.4.  Limitation of Liability.  No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder to pay the Exercise Price for any Warrant Stock other than pursuant to an exercise of this Warrant or any liability as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

13.5.  Remedies.  Each holder of Warrants and/or Warrant Stock, in addition to being entitled to exercise its rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights provided under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees, in an action for specific performance, to waive the defense that a remedy at law would be adequate.

13.6.  Successors and Assigns.  Subject to the provisions of Sections 3.1 and 8.1, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the permitted successors and assigns of the Holder hereof.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and to the extent applicable, all holders of shares of Warrant Stock issued upon the exercise hereof (including transferees), and shall be enforceable by any such holder.

13.7.  Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

13.8.  Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

13.9.  Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

13.10.  GOVERNING LAW; JURISDICTION.  IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS WARRANT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, EXCEPT WITH RESPECT TO THE VALIDITY OF THIS WARRANT, THE ISSUANCE OF WARRANT STOCK UPON EXERCISE HEREOF AND THE RIGHTS AND DUTIES OF THE COMPANY WITH RESPECT TO REGISTRATION OF TRANSFER, WHICH SHALL BE GOVERNED BY THE LAWS OF NEVADA.  THE COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEVADA, SHALL HAVE, EXCEPT AS SET FORTH BELOW, EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY AND THE HOLDER OF THIS WARRANT PERTAINING TO THIS WARRANT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.

KONARED CORPORATION

By:	“Shaun Roberts”
Name:
Title:

ANNEX A

SUBSCRIPTION FORM

[To be executed only upon exercise of Warrant]

The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ______ shares Common Stock of KonaRed Corporation  and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _________________ whose address is ___________________________________________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.

(Name of Registered Owner)

(Signature of Registered Owner)

(Street Address)

(City) (State) (Zip Code)

NOTICE:	The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

ANNEX B

ASSIGNMENT FORM

FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee

and does hereby irrevocably constitute and appoint ________ _____________ attorney-in-fact to register such transfer onto the books of KonaRed Corporation maintained for the purpose, with full power of substitution in the premises.

Dated:	Print Name:

Signature:

Witness:

NOTICE:	The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.